UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bond returns were positive during the six-month period ended April 30, 2010. Performance cooled somewhat following last year’s brisk rally as issuance picked up and valuations remained near historically rich levels versus Treasuries. Nevertheless, long-term and lower-quality munis outperformed shorter-term and higher-quality securities, continuing last year’s trend. While the T. Rowe Price Summit Municipal Money Market Fund performance was flat as short-term rates remained near 0.00%, the intermediate and income funds posted attractive returns. The funds’ long-term performance relative to their benchmarks remains favorable.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression shows signs of being over. The economy resumed expanding in the third quarter of 2009, with gross domestic product (GDP) growing at a brisk annualized rate of 5.9% in the fourth quarter and 3.2% in the first quarter of 2010. Other encouraging signs include a resumption of employment growth, stabilizing residential real estate markets in some cities, and a significant rebound in equities over the last 12 months. We expect economic growth to moderate in 2010 as a stimulus-aided rebound transitions into a self-sustaining expansion with improvements in job growth, the housing market, business fixed investment, and consumer spending.

Although the economy is growing and Treasury issuance is at record levels, the Federal Reserve kept the fed funds target rate in a range of 0.00% to 0.25%. The Fed reassured investors that inflation is likely to remain subdued for some time and an increase in the target rate, which would lead to higher interest rates for consumers and businesses, was not imminent. However, the Fed did lift the discount rate—the interest rate for banks that borrow directly from the central bank—from 0.50% to 0.75% in mid-February. Short-term municipal yields were flat during our reporting period, but long-term municipal yields edged lower even as issuance picked up and municipal valuations remained near historically rich levels versus Treasuries.

Despite their vigorous rebound since the end of 2008, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. For example, as of April 30, 2010, the 4.05% yield offered by a 30-year tax-free municipal bond rated AAA was about 89% of the 4.52% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding 5.625% in order to receive the same after-tax income from a 30-year AAA muni bond yielding 4.05%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

New municipal supply in 2009 totaled about $409 billion, according to The Bond Buyer, slightly more than the $390 billion issued in 2008 but lower than the record $427 billion in 2007. New supply in the first four months of 2010 totaled nearly $130 billion, as municipalities borrowed at a steady rate for ongoing capital needs. Investor demand was very strong last year—and has stayed strong—bolstered by concerns about higher federal, state, and local taxes. About one-third of this year’s new supply represented taxable municipal issuance under the Build America Bonds program. While we expect overall issuance to be in line with that of recent years, the expansion of this program could make aggregate new tax-exempt issuance in 2010 somewhat lower than in 2009.

Many states continue to face fiscal difficulties and have been forced to take drastic actions to close budget deficits. In California, for example, state officials are grappling with a $20 billion operating deficit through fiscal 2011. Ultimately, there needs to be more willingness to adjust taxes, fees, and spending to match the difficult economic realities facing the state. Considering that California will probably lag a national recovery, we continue to underweight California securities in our broad municipal portfolios. At some point, however, investors may decide that California bonds—whose taxable yield spreads relative to Treasuries are currently wider than the spreads of Brazilian and Mexican government bonds—offer an attractive risk/return trade-off.

Most municipal sectors produced good returns in the last six months. Top performers included higher-yielding industrial revenue and pollution control revenue bonds, as well as housing and transportation revenue bonds. While hospital revenue bonds did well, the recently passed health care reform will lead to tighter reimbursement policies, making us generally negative on the sector. However, we believe the sector offers selective attractive investment opportunities with reasonable credit risks. Prerefunded and escrowed-to-maturity bonds backed by U.S. Treasuries were flat, as investors continued to favor higher-yielding and higher-risk investments.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.00% during the past six months compared with 0.01% for the Lipper Tax-Exempt Money Market Funds Average. In its April 28 statement, the Federal Open Market Committee affirmed its commitment to maintaining “exceptionally low levels of the federal funds rate for an extended period.” With inflation subdued, the unemployment rate still high, and financial markets unsettled, the Fed clearly does not want to act prematurely and choke off the economic recovery. Unfortunately, the Fed’s policy stance means that money market investors will continue to see returns near 0.00% for some time to come.

In the six months since our last report, money market rates have crept imperceptibly higher. The Fed’s interest rate policy continues to compress yields across the money markets. Yields on low-risk U.S. Treasury bills have moved five to eight basis points higher (100 basis points equal 1.00%): 90-day bills ended the period at 0.13% and the six-month bill at 0.21%. The benchmark Libor curve—which sets the price for most commercial paper and certificates of deposit—moved in similar fashion: the 90-day Libor ended at 0.35%, a change of seven basis points since our last report. By contrast, municipal yields are surprisingly higher than comparable taxable rates in some cases. Overnight rates rose from 0.15% to 0.24%, while seven-day rates are five basis points higher at 0.30%. Longer-dated tax-exempt notes have remained relatively unchanged: Six-month yields ended at 0.33% and one-year yields at 0.44%. Persistent demand for longer-dated maturities amid a dearth of eligible supply has kept the municipal money market curve flat.

Our strategy is based on our assessment that the Fed will remain on hold, which therefore places interest rate risk at a minimum. We felt comfortable maintaining a weighted average maturity longer than our peer group. While we are sanguine about investing for longer periods, we have remained highly selective in our investments. With state and local issuers continuing to feel economic stress, we find many traditional municipal note issuers to be unacceptable credit risks at this time.

We expect money market rates to remain compressed for a while. The recent fears of European sovereign risk contagion indicate that the global financial system is still somewhat fragile as it continues to deleverage. Closer to home, domestic municipal issuers continue to face declining revenues and are faced with ongoing budget cutbacks. Our focus will be on identifying the highest-quality securities and maintaining a highly liquid portfolio as we watch for signs of higher rates.

The SEC has enacted a significant revision of Rule 2a-7, parts of which will be phased in during 2010. Rule 2a-7 governs the investment practices of money market funds. Among the changes you might notice going forward are shorter weighted average maturities and higher concentrations of short-dated “liquid” investments. The recent rule changes are designed to strengthen the money fund industry and make it less susceptible to market disruptions as a way to protect shareholders.

Summit Municipal Intermediate Fund
Your fund returned 3.11% during the six months ended April 30, 2010, compared with 3.09% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. During the period, the fund’s net asset value per share rose from $11.14 to $11.29, while the 30-day dividend yield declined from 3.52% to 3.37% as bond prices rose (bond prices and yields move counter to each other). Please note that the name of the Barclays benchmark shown in the chart on page 15 has been changed.

We continued to focus primarily on overweighting revenue bonds and underweighting general obligation (GO) and prerefunded debt. Credit yield spreads are wide and, therefore, attractive in most revenue sectors. We have been favoring revenue sectors since the revenue backing these bonds can be more stable and predictable than tax-backed GO bonds. In addition, there is an element of political risk associated with GOs that most revenue bonds have been able to avoid.

The relatively high yields on revenue securities are primarily due to the steady supply of new issues in certain sectors, most notably hospitals and airports. Many hospitals that had financed most of their debt in the short-term floating rate market have begun to borrow at longer-term fixed rates. During the period, we increased our hospital exposure significantly by adding issues from Georgia, Illinois, and Washington State.

The interest payments on most airport revenue debt historically have been subject to the alternative minimum tax (AMT). A provision of the American Recovery and Reinvestment Act of 2009 has allowed these issuers to issue AMT-free debt, and several airports have taken advantage of the opportunity to borrow at the subsequently lower interest costs. As this uptick in borrowing led to a widening in yield spreads, we increased our investments in this sector. In particular, we purchased obligations issued in Denver, Chicago, San Francisco, and Miami. These cities are home to major airports that serve vast demographic areas and are essential to air traffic to other regions of the country.

As mentioned, we have been reducing exposure to state and local GO bonds for some time. In the past, we typically have increased our exposure to state GO securities as the economy emerged from a recession. This time, however, we are uncertain about the ability of an improving economy to lift states out of their financial predicaments. That said, we recently added selectively to the state of California as the valuations for its bonds reached historically attractive levels. While the state still faces near- and long-term financial challenges, we see tax revenues increasing and expenses declining to some extent in the intermediate term. We decided to take advantage of a tactical opportunity to enhance portfolio yield—although we do not view this as a long-term strategy.

We also cut back substantially on tobacco bonds backed by the Master Settlement Agreement (MSA) and now carry only a minimal amount in the portfolio with no plans to increase our allocation. We kept portfolio duration close to that of the average for our peer group by overweighting longer-term bonds with 10- to 15-year maturities, while simultaneously maintaining a reasonably high component of short-term obligations.

Summit Municipal Income Fund
During the six months ended April 30, 2010, your fund returned 4.26% compared with 3.70% for the Lipper General Municipal Debt Funds Average. The fund’s net asset value rose from $10.85 to $11.07, while its 30-day dividend yield remained constant at 4.33%. The fund’s long-term results relative to its Lipper peer group average are favorable.

Trading activity in the fund has been elevated, thanks to new cash inflows. We have continued to invest in longer maturities where the yields relative to Treasury bonds were more compelling than for short- and intermediate-term securities. Relative to the benchmark Barclays Capital Municipal Bond Index cited in the Growth of $25,000 chart following this letter, the fund increased its overweight in maturities of 22 years or longer and maintained light exposure to the 3- to 15-year range. We offset the greater interest rate risk of these holdings by investing in premium-structured coupons trading to their call dates. Several of these longer bonds were among our best performers during the period, and the fund’s return benefited as a result as long-term bonds continued to outperform short- and intermediate-term bonds.

We made no significant shifts in the fund’s quality diversification. Our exposure to below investment-grade and nonrated securities stands near 10% of assets, which helped performance as low-quality bonds outperformed. In addition, backed by our commitment to fundamental credit research, we opportunistically added to credits in the A to BBB categories as they continued to trade at attractive yield spreads despite their recent appreciation.

We made slight changes in portfolio sector diversification, underweighting the GO segment in favor of revenue bonds for reasons discussed in the intermediate fund report. Our revenue bond exposure included ground transportation revenue bonds and air and sea transportation bonds. The federal stimulus package temporarily permits issuers of these securities to issue bonds not subject to the AMT. Our airport investments included obligations of Charlotte-Douglas, NC; Miami International; and Los Angeles International Airports. We also selectively raised the fund’s exposure to the hospital revenue segment, which fared particularly well, since yields were attractive compared with similarly rated securities in other sectors.

Other bonds that fared particularly well were tobacco bonds backed by the MSA, which enjoyed a recovery from earlier lows. We have been underweighting tobacco revenue bonds, decreasing our exposure by selling into strength.

OUTLOOK

While the national economy is generally improving, some state and local economies still lag, so the credit environment for the municipal market could remain challenging for some time. The recession, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local municipalities—a trend that could get worse this year—and municipal bond defaults, which historically have been rare, could increase moderately. Maintaining balanced budgets requires careful and dedicated work by state and local officials. Many issuers are trying to make difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions.

We believe the municipal market is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-rated investment-grade municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further, but we believe most of the tightening in credit spreads is behind us. In contrast, short-term securities seem to be fully valued and could be vulnerable if short-term interest rates increase, though that does not appear likely as long as the national unemployment rate remains high.

Similarly, high-quality municipals across all maturities are likely to be very sensitive to Treasury yield fluctuations because their valuations are no longer cheap. Nevertheless, assuming Treasury rates eventually rise, we believe three significant factors—rising tax rates, increased demand for munis, and reduced tax-exempt issuance—will help cushion the effect of rising rates on the municipal market. The larger number of bonds maturing or being “called” in 2010 will also reduce outstanding tax-exempt supply in the municipal market.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals. Such investments should continue to help us generate appealing long-term relative returns for our clients.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 19, 2010

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Capital Intermediate Competitive (1-17 yr. Maturity) Bond Index: A subindex of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Note: The name of the index has been changed since our last report to shareholders.

Barclays Capital Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Libor: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper averages: The average of available mutual fund performance returns in defined categories as tracked by Lipper Inc.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: The weighted average maturity is a measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/10	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years
Summit Municipal Money Market Fund	0.01%	-0.07%	0.11%	2.04%	1.88%
Summit Municipal Intermediate Fund	–	–	8.39	4.48	5.04
Summit Municipal Income Fund	–	–	14.87	4.40	5.63

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

Summit Municipal Money Market Fund	0.45%
Summit Municipal Intermediate Fund	0.50
Summit Municipal Income Fund	0.50

The expense ratios shown are as of the funds' fiscal year ended 10/31/09. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 100.5%		
Alaska 0.5%		
Northern Tobacco Securitization Corp. 6.00%, 6/1/13 (Prerefunded 6/1/10) (1)	1,245	1,251
		1,251
Arizona 5.1%		
Arizona School Dist., GO, TAN, 2.00%, 7/30/10	3,000	3,011
Barclays Capital Municipal Trust Receipts, Salt River Agricultural Improvement & Power, VR, 0.31%, 1/1/38 (2)	1,000	1,000
Phoenix, GO, 4.00%, 7/1/10	100	100
Salt River Agricultural Improvement & Power, TECP 0.31%, 5/17/10	6,000	6,000
Salt River Agricultural Improvement & Power, VR 0.31%, 1/1/32 (2)	3,000	3,000
		13,111
Arkansas 0.1%		
Arkansas, Federal Highway, GO, 4.25%, 8/1/10	175	177
		177
California 4.7%		
California EFA, Stanford Univ., VR, 0.31%, 3/15/33 (2)	1,415	1,415
California Statewide CDA, Kaiser Permanente TECP, 0.31%, 8/12/10	4,500	4,500
Los Angeles County Metropolitan Transportation Auth. VRDN, 0.29%, 7/1/31	4,200	4,200
Orange County, TECP, 0.37%, 5/5/10	1,650	1,650
Santa Clara Valley Transportation Auth., Sales Tax VRDN, 0.36%, 6/1/26	200	200
		11,965
Colorado 5.9%		
Colorado HFA, VR, 0.33%, 7/1/34 (2)	3,415	3,415

Hawaii 0.5%		
Austin Trust Receipts (Bank of America), Hawaii, GO VR, 0.30%, 5/1/23	1,300	1,300
		1,300
Illinois 6.3%		
Illinois EFA, Univ. of Chicago, 0.52%, 7/1/36 (Tender 8/10/10)	4,800	4,800
Illinois EFA, Univ. of Chicago, 0.52%, 7/1/36 (Tender 8/26/10)	1,400	1,400
Illinois Fin. Auth., Advocate Health Care Network 0.35%, 11/1/30 (Tender 2/1/11)	3,225	3,225
Illinois Fin. Auth., Advocate Health Care Network 0.37%, 11/1/30 (Tender 2/10/11)	2,000	2,000
Illinois Toll Highway Auth., VRDN, 0.33%, 7/1/30	3,000	3,000
Lake County Pollution Control, W.W. Grainger VRDN, 0.81%, 4/1/21 (3)	1,500	1,500
		15,925
Indiana 0.8%		
Indiana Bond Bank, TAN, 2.00%, 1/6/11	2,000	2,021
		2,021
Maryland 10.6%		
Maryland CDA, Charles Landing South Apartments VRDN, 0.33%, 12/1/36 (3)	3,375	3,375
Maryland CDA, Fort Washington Manor VRDN, 0.35%, 11/15/38 (3)	4,265	4,265
Maryland CDA, Residential, VRDN, 0.30%, 9/1/35 (3)	1,000	1,000
Maryland Economic Dev. Corp., Catholic Relief Services VRDN, 0.33%, 5/1/36	2,550	2,550
Maryland HHEFA, Lifebridge Health, VR, 0.32%, 7/1/47 (2)(5)	2,000	2,000
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.30%, 7/1/41	2,500	2,500
Montgomery County, GO, TECP, 0.25%, 5/6/10	5,500	5,500

New Jersey 1.7%		
New Jersey, GO, TRAN, 2.50%, 6/24/10	3,000	3,009
New Jersey Transportation Trust Fund Auth. 5.00%, 6/15/10 (4)	800	804
New Jersey Transportation Trust Fund Auth. 5.25%, 6/15/10 (4)(6)	500	503
		4,316
New Mexico 1.2%		
New Mexico Ed. Assistance Foundation, VRDN 0.33%, 11/1/28 (3)	3,000	3,000
		3,000
New York 8.4%		
JPMorgan Chase, New York State Mortgage Agency Single Family, VR, 0.41%, 10/1/23 (2)(3)	1,935	1,935
Long Island Power Auth., TECP, 0.25%, 5/7/10	1,000	1,000
New York City Housing Dev. Corp., Multi-Family 0.55%, 5/1/41 (Tender 7/1/10)	3,065	3,065
New York City Housing Dev. Corp., Multi-Family 0.72%, 11/1/40 (Tender 5/13/10) (3)	5,000	5,000
New York Liberty Dev. Corp., World Trade Center 0.50%, 12/1/49 (Tender 1/18/11)	1,500	1,500
New York State Mortgage Agency, Single Family VRDN, 0.34%, 10/1/35 (3)	5,500	5,500
Saratoga County, GO, BAN, 1.50%, 7/21/10	1,000	1,002
Triborough Bridge & Tunnel Auth., VR, 0.33%, 11/15/34 (2)	1,500	1,500
Triborough Bridge & Tunnel Auth., VRDN, 0.30%, 1/1/32	800	800
		21,302
North Carolina 2.9%		
Barclays Capital Municipal Trust Receipts, Charlotte Water & Sewer, VR, 0.31%, 7/1/38 (2)	1,000	1,000

South Carolina 0.6%		
South Carolina Public Service, TECP, 0.40%, 8/13/10	1,500	1,500
		1,500
Tennessee 2.0%		
Metropolitan Nashville & Davidson County Health & Ed. Fac. Board, Vanderbilt Univ., TECP, 0.28%, 5/5/10	1,000	1,000
Metropolitan Nashville & Davidson County Health & Ed. Fac. Board, Vanderbilt Univ., TECP, 0.47%, 10/8/10	4,000	4,000
		5,000
Texas 19.0%		
Dallas Water & Sewer, VR, 0.35%, 10/1/15 (7)	2,340	2,340
Harris County, GO, TECP, 0.33%, 5/11/10	200	200
Harris County, GO, TECP, 0.34%, 5/11/10	400	400
Harris County, GO, TECP, 0.34%, 5/11/10	100	100
Harris County Cultural Ed. Fac., Children's Hosp. VR, 0.31%, 10/1/17 (2)	2,000	2,000
Houston Combined Utility Systems, VRDN, 0.26%, 5/15/34	3,000	3,000
Port of Houston Auth., GO, TECP, 0.25%, 5/13/10	1,900	1,900
Port of Houston Auth., GO, TECP, 0.28%, 5/7/10	2,000	2,000
Port of Houston Auth., GO, TECP, 0.30%, 5/18/10	3,302	3,302
Port of Houston Auth., GO, TECP, 0.40%, 8/10/10	1,600	1,600
Port of Houston Auth., Harris County, GO, 1.00%, 10/1/10 (3)	4,610	4,621
San Antonio Electric & Gas, TECP, 0.27%, 5/12/10	2,800	2,800
San Antonio Electric & Gas, TECP, 0.29%, 6/9/10	3,000	3,000
Tarrant County Cultural Ed. Fac. Fin. Corp Health Resources, 5.00%, 2/15/11	550	570
Texas, GO, TRAN, 2.50%, 8/31/10	8,900	8,961
Texas, Veterans Housing, VRDN, 0.28%, 12/1/32 (3)	1,900	1,900
Texas, Veterans Housing, VRDN, 0.30%, 12/1/36 (3)	9,130	9,130

Texas Water Dev. Board, 2.50%, 7/15/10	250	251
Texas Water Dev. Board, 5.25%, 7/15/10	125	126
		48,201
Utah 0.1%		
Utah, GO, 5.00%, 7/1/10	135	136
		136
Vermont 2.2%		
Vermont Ed. & Health Buildings Fin. Agency Middlebury College, 0.50%, 11/1/27 (Tender 11/1/10)	1,645	1,645
Vermont Ed. & Health Buildings Fin. Agency Middlebury College, 0.60%, 5/1/28 (Tender 5/1/10)	3,905	3,905
Vermont Ed. & Health Buildings Fin. Agency Middlebury College, 0.60%, 5/1/28 (Tender 5/1/10)	95	95
		5,645
Virginia 6.1%		
Fairfax County Economic Dev. Auth., 5.00%, 5/15/10	125	125
Loudoun County IDA, Howard Hughes Medical Institute VRDN, 0.27%, 2/15/38	6,100	6,100
Lynchburg IDA, Centra Health, VRDN, 0.29%, 1/1/35	500	500
Norfolk, GO, 4.00%, 7/1/10	1,000	1,006
Virginia, GO, 5.00%, 6/1/10	250	251
Virginia Beach, Public Improvement, GO, 5.00%, 6/1/10	1,000	1,004
Virginia College Building Auth., Univ. of Richmond 0.35%, 2/26/39 (Tender 2/1/11)	600	600
Virginia HDA, Single Family, 3.45%, 10/1/10 (3)	275	278
Virginia HDA, Single Family, VR, 0.37%, 1/1/17 (3)	765	765
Virginia HDA, Single Family, VR, 0.37%, 7/1/17 (3)	825	825
Virginia Port Auth., 5.00%, 7/1/10 (3)	1,000	1,006
Virginia Public School Auth., 4.00%, 8/1/10 (4)	65	66

Virginia Public School Auth., 1997 Resolution- B GO, 5.00%, 8/1/10	250	253
Virginia Public School Auth., 1997 Resolution- B GO, 5.00%, 8/1/10	100	101
Virginia Public School Auth., 1997 Resolution- D GO, 5.00%, 8/1/10	125	126
Virginia Public School Auth., GO, 4.00%, 8/1/10	85	86
Virginia Resources Auth., 4.50%, 5/1/10 (3)	500	500
Virginia Small Business Fin. Auth., Sentara Health Care VR, 0.33%, 11/1/40 (2)	1,000	1,000
Virginia Transportation Board, 5.00%, 10/1/10	535	545
Virginia Transportation Board, 5.25%, 5/15/10	270	270
		15,407
Washington 1.2%		
Merrill Lynch, Washington, GO, VR, 0.30%, 12/14/17 (2)	3,065	3,065
		3,065
Wisconsin 1.5%		
Wisconsin HEFA, Ascension Health, VR, 0.33%, 11/15/33 (2)	1,330	1,330
Wisconsin Housing & Economic Dev., Single Family VRDN, 0.37%, 9/1/33 (3)	2,475	2,475
		3,805
Total Municipal Securities (Cost $255,243)		255,243
Total Investments in Securities 100.5% of Net Assets (Cost $255,243)		**$ 255,243**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Prerefunded date is used in determining portfolio maturity.

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $36,615 and represents 14.4% of net assets.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Pronouncements In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On April 30, 2010, all of the fund’s investments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2010, the cost of investments for federal income tax purposes was $255,243,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the six months ended April 30, 2010, the total management fees waived were $119,000.

As of April 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 26,089,652 shares of the fund, representing 10% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board noted that, under the Contract, the fund pays the Adviser a single fee based on the fund’s assets and that the Adviser, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise, and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010